Ivy Funds Variable Insurance Portfolios

Supplement dated August 8, 2011 to the

Ivy Funds Variable Insurance Portfolios Prospectus

dated April 29, 2011

and as supplemented June 8, 2011

The following replaces the “Average Annual Total Returns” chart under the heading “Performance” on page 59 of the Ivy Funds Variable Insurance Portfolios prospectus:

Average Annual Total Returns

as of December 31, 2010	1 Year	5 Years	Life of Portfolio
Shares of Ivy Funds VIP Global Natural Resources (began on 04-28-2005)	17.06%	7.13%	10.67%
Morgan Stanley Commodity Related Index (reflects no deduction for fees, expenses or taxes) (Index comparison begins on April 30, 2005.)	24.05%	13.75%	16.66%
MSCI AC World IMI 55% Energy + 45% Materials Index (reflects no deduction for fees, expenses or taxes) (Effective June 2010, the MSCI World IMI 55% Energy + 45% Materials Index was added as an additional comparative index for the Portfolio. WRIMCO believes that this index is also representative of the types of securities in which the Portfolio invests. Both indexes are presented in this prospectus and will be presented in future prospectuses for comparison purposes.) (Index comparison begins on April 30, 2005.)	17.99%	10.00%	13.08%
Lipper Variable Annuity Natural Resources Funds Universe Average (net of fees and expenses) (Index comparison begins on April 30, 2005.)	20.50%	9.17%	14.32%

Supplement	Prospectus	1